INCOME TAX - Deferred tax asset, net (Details)	Jun. 30, 2019 USD ($)	Jun. 30, 2019 CNY (¥)	Jun. 30, 2018 CNY (¥)
INCOME TAX
Allowance for doubtful receivables	$ 121,238	¥ 832,515	¥ 703,545
Impairment loss from investment in unconsolidated entity	88,201	605,660	605,660
Net operating loss carryforwards	1,085,833	7,456,198	6,911,270
Less: Valuation allowance	(1,295,272)	(8,894,373)	(8,220,475)
Deferred income tax assets, net	$ 0	¥ 0	¥ 0